PROSPECTUS  |  NOVEMBER 1, 2012

AllianceBernstein Market Neutral Strategies

 AllianceBernstein Market Neutral Strategy--U.S.
 (Class A-AMUAX; Class C-AMCUX; Class R-AMURX; Class K-AMUKX; Class I-AMUIX;
   Advisor Class-AMUYX)

 AllianceBernstein Market Neutral Strategy--Global
 (Class A-AANNX; Class C-ANNCX; Class R-ANNRX; Class K-ANNKX; Class I-AINNX;
   Advisor Class-ANNYX)




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY INFORMATION................................................   4

  ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY--U.S...................   4

  ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY--GLOBAL................   8

ADDITIONAL INFORMATION ABOUT THE STRATEGIES' RISKS AND INVESTMENTS.  14

INVESTING IN THE STRATEGIES........................................  22

  How to Buy Shares................................................  22

  The Different Share Class Expenses...............................  23

  Sales Charge Reduction Programs for Class A Shares...............  24

  CDSC Waivers and Other Programs..................................  25

  Choosing A Share Class...........................................  25

  Payments to Financial Advisors and Their Firms...................  26

  How to Exchange Shares...........................................  27

  How to Sell Or Redeem Shares.....................................  27

  Frequent Purchases and Redemptions of Strategy Shares............  28

  How the Strategies Value Their Shares............................  29

MANAGEMENT OF THE STRATEGIES.......................................  31

DIVIDENDS, DISTRIBUTIONS AND TAXES.................................  33

GENERAL INFORMATION................................................  34

FINANCIAL HIGHLIGHTS...............................................  35

APPENDIX A......................................................... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY--U.S.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek long-term growth of capital independent of stock market direction.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs for Class A Shares on page 24 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 72 of the Strategy's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS C  ADVISOR CLASS CLASS R, K, AND I
                                                                                SHARES  SHARES      SHARES          SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None       None            None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None(a) 1.00%(b)     None            None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None       None            None

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                  CLASS A  CLASS C  ADVISOR CLASS CLASS R  CLASS K  CLASS I
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     1.25%    1.25%       1.25%      1.25%    1.25%    1.25%
Distribution and/or Service (12b-1) Fees                             .30%    1.00%        None       .50%     .25%     None
Other Expenses:
  Transfer Agent                                                     .50%    1.30%        .61%       .06%     .18%     .02%
  Dividend Expense, Borrowing Costs and Brokerage Expense On
   Securities Sold Short                                            1.69%    1.62%       1.70%      1.67%    1.75%    1.68%
  Other Expenses                                                    5.31%    8.02%       5.88%      7.60%    7.53%    7.58%
                                                                  -------  -------     -------    -------  -------  -------
Total Other Expenses                                                7.50%   10.94%       8.19%      9.33%    9.46%    9.28%
                                                                  -------  -------     -------    -------  -------  -------
Total Annual Strategy Operating Expenses                            9.05%   13.19%       9.44%     11.08%   10.96%   10.53%
                                                                  =======  =======     =======    =======  =======  =======
Fee Waiver and/or Expense Reimbursement(c)                        (5.81)%  (9.32)%     (6.49)%    (7.66)%  (7.71)%  (7.60)%
                                                                  -------  -------     -------    -------  -------  -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                              3.24%    3.87%       2.95%      3.42%    3.25%    2.93%
                                                                  =======  =======     =======    =======  =======  =======
----------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Fee Waiver and/or Expense Reimbursement will remain in effect until November 1, 2013 and will be automatically extended for one year periods thereafter unless terminated by the Adviser upon 60 days notice prior to that date. Fees waived and expenses borne by the Adviser are subject to reimbursement until August 2, 2013. No reimbursement payment will be made that would cause the Strategy's Total Annualized Operating Expenses to exceed 1.55%, 2.25%, 1.75%, 1.50%, 1.25% and 1.25% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I and Advisor Class shares, excluding expenses associated with securities sold short, or to cause the Strategy's total payments to exceed the Strategy's total initial offering expenses.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------
After 1 Year    $  738  $  489*    $  298     $  345  $  328  $  296
After 3 Years   $2,431  $2,843     $2,140     $2,631  $2,597  $2,140
After 5 Years   $3,989  $4,911     $3,822     $4,815  $4,771  $3,951
After 10 Years  $7,366  $8,770     $7,416     $9,213  $9,168  $7,901
---------------------------------------------------------------------

*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.

PORTFOLIO TURNOVER
The Strategy will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was 212% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Strategy seeks to limit market risk by balancing "long" and "short" positions. To do this, the Strategy will buy, or take long positions in, equity securities of U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. Equity securities include common stocks, preferred stocks and exchange-traded funds, or ETFs, that invest primarily in equity securities. The Strategy will be highly diversified and may invest across different industries, sectors and regions. While the Strategy will not target issuers of a particular size, most issuers will have larger capitalizations.

When the Strategy takes a long position, it purchases a stock outright. When the Strategy takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Strategy buys the same stock in the market at a later date and returns it to the lender. The Strategy will make money if the market price of the borrowed stock goes down and the Strategy is able to replace it for less than it earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Strategy will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. The Strategy intends to maintain approximately equal dollar exposures invested in long and short positions under normal circumstances.

By employing this long/short market neutral investment strategy, the Strategy seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Strategy may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Strategy will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Adviser attempts to achieve returns for the Strategy that exceed the return on short-term fixed-income securities.

The Strategy may utilize derivatives, such as options, futures contracts, forwards and swaps to a significant extent. Derivatives may provide a more efficient and economical exposure to equity markets than direct investments as well as a less expensive alternative to short selling. The Strategy may also use borrowings or other leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy's risks. The resulting exposures to markets, sectors, regions, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale using both its own fundamental research and proprietary quantitative models. These models seek to assess the risk and return characteristics of the securities the Strategy will buy and sell and the impact those securities will have on the risk and return characteristics of the Strategy's portfolio overall, taking into account various factors such as relative return trends (or momentum) and price-to-book values. The Adviser then evaluates these results in light of data concerning an issuer's fundamentals and trading considerations.

The Strategy expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Strategy's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the equity market fluctuates. The value of the Strategy's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Strategy uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy's investments.

.. SHORT SALE RISK: The Strategy may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategy will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategy). In contrast, the risk of loss from a long position is limited to the Strategy's investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Strategy will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

.. ETF RISK: ETFs are investment companies. When the Strategy invests in an ETF, the Strategy bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market risk tend to involve greater liquidity risk.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions. The Adviser also relies on its own quantitative models, which depend upon complex mathematical calculations and the correctness of certain historical correlations. There is no guarantee that the Adviser's techniques, including the models, will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

..  how the Strategy's performance changed over the life of the Strategy; and

.. how the Strategy's average annual returns for one year and over the life of the Strategy compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Individuals --U.S." then "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 0.00%.

                                 [CHART]

                           Calendar Year End (%)

  02     03     04      05      06     07     08     09     10     11
-----  -----  -----   -----   -----  -----  -----  -----  -----  -----
 n/a    n/a    n/a     n/a     n/a    n/a    n/a    n/a    n/a   6.71%


During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 3.22%, 3RD QUARTER, 2011; AND WORST QUARTER WAS UP 0.67%, 4TH QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          2.17%    -0.82%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          2.15%    -0.83%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  1.43%    -0.70%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          5.19%     1.68%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          7.20%     2.66%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          6.70%     2.17%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          7.00%     2.45%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          7.27%     2.70%
---------------------------------------------------------------------------------------------
Bank of America ML 3-Month U.S. T-Bill Index
(reflects no deduction for fees, expenses, or taxes)                        0.10%     0.11%
---------------------------------------------------------------------------------------------

*  Inception date for all Classes is 08/03/10.

** After-tax returns:

   -Are shown for Class A shares only and will vary for Class C and Advisor
    Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Yun Chen            Since 2010      Vice President of the Adviser

Vadim Zlotnikov     Since 2010      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 13 in this Prospectus.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY--GLOBAL
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek long-term growth of capital independent of stock market direction.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs for Class A Shares on page 24 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 72 of the Strategy's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                         CLASS A  CLASS C   ADVISOR CLASS CLASS R, K, AND I
                                                                         SHARES   SHARES       SHARES          SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        4.25%     None       None            None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                    None(a)  1.00%(b)     None            None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                               None      None       None            None

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                               CLASS A  CLASS C  ADVISOR CLASS CLASS R  CLASS K
---------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                  1.25%    1.25%       1.25%      1.25%    1.25%
Distribution and/or Service (12b-1) Fees                                          .30%    1.00%        None       .50%     .25%
Other Expenses:
  Transfer Agent                                                                  .37%     .58%        .53%       .06%     .05%
  Dividend Expense, Borrowing Costs and Brokerage Expense On Securities Sold
   Short                                                                         3.49%    3.42%       3.55%      3.34%    3.34%
  Other Expenses                                                                 2.78%    2.47%       2.42%      3.82%    3.82%
                                                                               -------  -------     -------    -------  -------
Total Other Expenses                                                             6.64%    6.47%       6.50%      7.22%    7.21%
                                                                               -------  -------     -------    -------  -------
Total Annual Strategy Operating Expenses                                         8.19%    8.72%       7.75%      8.97%    8.71%
                                                                               =======  =======     =======    =======  =======
Fee Waiver and/or Expense Reimbursement(c)                                     (3.10)%  (3.00)%     (2.90)%    (3.83)%  (3.82)%
                                                                               -------  -------     -------    -------  -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense
 Reimbursement                                                                   5.09%    5.72%       4.85%      5.14%    4.89%
                                                                               =======  =======     =======    =======  =======
---------------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS I
---------------------------------------------------------------------------------------
Management Fees                                                                  1.25%
Distribution and/or Service (12b-1) Fees                                          None
Other Expenses:
  Transfer Agent                                                                  .02%
  Dividend Expense, Borrowing Costs and Brokerage Expense On Securities Sold
   Short                                                                         3.41%
  Other Expenses                                                                 2.03%
                                                                               -------
Total Other Expenses                                                             5.46%
                                                                               -------
Total Annual Strategy Operating Expenses                                         6.71%
                                                                               =======
Fee Waiver and/or Expense Reimbursement(c)                                     (2.00)%
                                                                               -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense
 Reimbursement                                                                   4.71%
                                                                               =======
--------------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Fee Waiver and/or Expense Reimbursement will remain in effect until November 1, 2013 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days notice prior to that date. Fees waived and expenses borne by the Adviser are subject to reimbursement until August 2, 2013. No reimbursement payment will be made that would cause the Strategy's Total Annualized Operating Expenses to exceed 1.60%, 2.30%, 1.80%, 1.55%, 1.30% and 1.30% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I and Advisor Class shares, excluding expenses associated with securities sold short, or to cause the Strategy's total payments to exceed the Strategy's total initial offering expenses.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------
After 1 Year    $  912  $  670*    $  485     $  514  $  489  $  472
After 3 Years   $2,430  $2,238     $1,995     $2,303  $2,235  $1,821
After 5 Years   $3,852  $3,783     $3,423     $4,019  $3,919  $3,152
After 10 Years  $7,029  $7,172     $6,664     $7,748  $7,610  $6,285
---------------------------------------------------------------------

*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.

PORTFOLIO TURNOVER
The Strategy will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was 270% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Strategy seeks to limit global equities market risk by balancing "long" and "short" positions. To do this, the Strategy will buy, or take a long position in, equity securities of U.S. and non-U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. Equity securities include common stocks, preferred stocks and ETFs that invest primarily in equity securities. The Strategy will be highly diversified and may invest across different industries, sectors and regions. While the Strategy will not target issuers of a particular size, most issuers will have larger capitalizations.

Under normal circumstances, the Strategy invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Strategy invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Strategy expects to allocate its investments among eight geographic "sleeves", with the size of the allocation depending upon the Adviser's assessment of relative risks and returns. The sleeves are: the United States; Canada; Japan; Asia (other than Japan); the United Kingdom; Europe (other than the United Kingdom); Oceania (Australia and New Zealand); and the emerging markets. The Strategy intends to maintain approximately equal dollar exposures in long and short positions within each sleeve under normal circumstances.

When the Strategy takes a long position, it purchases a stock outright. When the Strategy takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Strategy buys the same stock in the market at a later date and returns it to the lender. The Strategy will make money if the market price of the borrowed stock goes down and the Strategy is able to replace it for less than it earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Strategy will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

By employing this long/short market neutral investment strategy, the Strategy seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Strategy may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Strategy will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Adviser attempts to achieve returns for the Strategy that exceed the return on short-term fixed-income securities.

The Strategy may utilize derivatives, such as options, futures contracts, forwards, and swaps to a significant extent. Derivatives may provide a more efficient and economical exposure to equity markets than direct investments as well as a less expensive alternative to short selling. The Strategy may also use borrowings or other leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy's risks. The resulting exposures to markets, sectors, regions, issuers or specific securities will be continuously monitored by the Adviser.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Strategy's securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Strategy may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Adviser selects securities for purchase or sale using both its own fundamental research and proprietary quantitative models. These models seek to assess the risk and return characteristics of the securities the Strategy will buy and sell and the impact those securities will have on the risk and return characteristics of the Strategy's portfolio overall, taking into account various factors such as relative return trends (or momentum) and price-to-book values. The Adviser then evaluates these results in light of data concerning an issuer's fundamentals and trading considerations.

The Strategy expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Strategy's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the equity market fluctuates. The value of the Strategy's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

.. LEVERAGE RISK: To the extent the Strategy uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy's investments.

.. SHORT SALE RISK: The Strategy may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategy will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategy). In contrast, the risk of loss from a long position is limited to the Strategy's investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Strategy will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

.. ETF RISK: ETFs are investment companies. When the Strategy invests in an ETF, the Strategy bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market risk tend to involve greater liquidity risk.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions. The Adviser also relies on its own quantitative models, which depend upon complex mathematical calculations and the correctness of certain historical correlations. There is no guarantee that the Adviser's techniques, including the models, will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

..  how the Strategy's performance changed over the life of the Strategy; and

.. how the Strategy's average annual returns for one year and over the life of the Strategy compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 0.88%.

                               [CHART]

                        Calendar Year End (%)


 02     03     04     05     06     07     08     09     10     11
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
 n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a   0.79%


During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 0.87%, 3RD QUARTER, 2011; AND WORST QUARTER WAS DOWN -1.42%, 4TH QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -3.46%   -0.88%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -3.60%   -0.98%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -2.23%   -0.80%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -0.99%    1.42%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           1.08%    2.48%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                           0.60%    1.98%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                           0.79%    2.19%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                           1.08%    2.47%
---------------------------------------------------------------------------------------------
Bank of America 3-Month U.S. T-Bill Index
(reflects no deduction for fees, expenses, or taxes)                         0.10%    0.11%
---------------------------------------------------------------------------------------------

*  Inception date for all Classes is 08/03/10.

** After-tax returns:

   -Are shown for Class A shares only and will vary for Class C and Advisor
    Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Yun Chen            Since 2010      Vice President of the Adviser

Vadim Zlotnikov     Since 2010      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 13 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF STRATEGY SHARES

PURCHASE MINIMUMS

                                                                      INITIAL               SUBSEQUENT
------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs       $2,500                  $50
------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         No minimum                $50
                                                                                 If initial minimum investment is
                                                                                   less than $2,500, then $200
                                                                                  monthly until account balance
                                                                                          reaches $2,500
------------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or           None                   None
through other limited arrangements)
------------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K and Class I shares are available at NAV,      None                   None
without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategies.
------------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Strategy may pay income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Strategy through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the investment practices and related risks of ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY--U.S. ("U.S. Market Neutral Strategy") and ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY--GLOBAL ("Global Market Neutral Strategy" and together with U.S. Market Neutral Strategy, the "Strategies"). Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Strategy's investment practices and additional information about each Strategy's risks and investments can be found in the Strategies' SAI.

DERIVATIVES
Each Strategy may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Strategy's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than a Strategy's investment (in some cases, the potential loss is unlimited).

The Strategies' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS--A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Strategies' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. GLOBAL MARKET NEUTRAL STRATEGY may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". The Strategy, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Strategy may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. GLOBAL MARKET NEUTRAL STRATEGY may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. The Strategies' investments in options include the following:

 - Options on Foreign Currencies. GLOBAL MARKET NEUTRAL STRATEGY may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Strategy and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Strategy may forfeit the entire amount of the premium plus related transaction costs. The Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Strategy may purchase or write a put or call option on securities. A Strategy will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If a Strategy does not exercise an option, the premium it paid for the option will be lost. A Strategy may write covered options, which means writing an option for securities the Strategy owns, and uncovered options. A Strategy may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, a Strategy may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Strategy would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss not greater than the premium paid for the option. Thus, a Strategy would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.

   A Strategy that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Strategy may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result, for the call options, from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Strategy has the risk of losing the entire amount paid for the call or put options.

.. SWAP TRANSACTIONS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Strategy receiving or paying, as the case may be, only the net amount of the two payments). The Strategies' investments in swap transactions include the following:

 - Currency Swaps. GLOBAL MARKET NEUTRAL STRATEGY may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by the Strategy with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Strategy will have contractual remedies under the transaction agreements.

 - Variance and Correlation Swaps. A Strategy may enter into variance or correlation swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. GLOBAL MARKET NEUTRAL STRATEGY may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. GLOBAL MARKET NEUTRAL STRATEGY may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Strategy. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which the Strategy may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   The Strategy will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Strategy may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Strategy to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission ("SEC") guidelines, each Strategy limits its investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Strategy has valued the securities. A Strategy that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
A Strategy may invest, sometimes significantly, in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Strategy will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.

A Strategy may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Strategy acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. The Strategies intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Strategy may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Strategy's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Strategy will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate" or fee paid by the borrower to the Strategy in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Strategy will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distributions from the securities. The Strategy will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Strategy lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Strategy will invest cash collateral in a money market fund approved by the Strategy's Board of Directors (the "Board") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Strategy's risk. The Strategy may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

For the purposes of achieving income, a Strategy may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Strategy lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Strategy will also receive a fee or interest on the collateral. The Strategy may pay reasonable finders', administrative, and custodial fees in connection with a loan.

PREFERRED STOCK
A Strategy may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Strategy may enter into repurchase agreements in which the Strategy purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Strategy at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Strategy would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
The Strategies expect to sell securities short as a regular part of their overall portfolio management. A short sale involves the sale of a security that a Strategy does not own, or if the Strategy owns the security, is not to be delivered upon consummation of the sale. When a Strategy makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a short-term capital gain.

Although a Strategy's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

A Strategy may not always be able to close out a short position at a particular time or at an acceptable price. In addition, a Strategy may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. Furthermore, if other short sellers of the same security want to close out their positions at the same time, a "short squeeze" can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that a Strategy will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Strategy will lose some or all of the potential profit from, or incur a loss on, the short sale.

Taking short positions in securities results in a form of leverage, although the Strategies do not expect to use short sales for leverage. See discussion of "Borrowing and Leverage" below.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, a Strategy is paid a commitment fee, regardless of whether the security ultimately is issued. A Strategy will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Strategy and unavailable on a firm commitment basis. There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

STRUCTURED PRODUCTS
A Strategy may invest in instruments whose value or distributions are derived from or based on a single security or securities, a basket of securities, an index(es), a commodity(ies), debt issuances, foreign currency or other reference indicator(s). Such investments may include certain hybrid derivatives-type investments that combine a traditional stock or bond with, for example, a futures contract or an option. These investments include structured notes and indexed securities and commodity-linked notes and commodity index-linked notes. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of the unrelated reference indicator. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities or commodities and related derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodities futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Investing in structured products include the risk that adverse changes in the reference indicator may result in losses to the portfolio and the risk that the issuer of the structured product may be unwilling or unable to honor its obligations to the Strategies.

ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Strategies involve the special risk considerations described below.

BORROWING AND LEVERAGE
The Strategies may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Strategy result in leveraging of the Strategy's shares.

A Strategy may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Strategy uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Strategy's shareholders. These include a higher volatility of the NAV of a Strategy's shares and the relatively greater effect on the NAV of the shares. So long as a Strategy is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Strategy's shareholders to realize a higher current net investment income than if the Strategy were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Strategy's investment portfolio, the benefit of leverage to the Strategy's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Strategy's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV. In an extreme case, if a Strategy's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments in adverse circumstances, thereby potentially significantly reducing its NAV.

FOREIGN (NON-U.S.) SECURITIES
GLOBAL MARKET NEUTRAL STRATEGY invests in securities of non-U.S. companies or issuers. A non-U.S. company or non-U.S. issuer is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Investments in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of GLOBAL MARKET NEUTRAL STRATEGY. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

GLOBAL MARKET NEUTRAL STRATEGY also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Strategy to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Strategy. These factors may affect the liquidity of the Strategy's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Strategy's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Strategy could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategy than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Argentina                 Hungary                   Peru
 Belarus                   India                     Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                South Korea
 Croatia                   Lebanon                   Sri Lanka
 Dominican Republic        Lithuania                 Taiwan
 Ecuador                   Malaysia                  Thailand
 Egypt                     Mexico                    Turkey
 El Salvador               Mongolia                  Ukraine
 Gabon                     Nigeria                   Uruguay
 Georgia                   Pakistan                  Venezuela
 Ghana                     Panama                    Vietnam

Investing in emerging market securities imposes risks different from, or greater than, the risks of investing in domestic securities or in the securities of companies in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Strategy. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Strategy to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
GLOBAL MARKET NEUTRAL STRATEGY may invest a substantial portion of its assets in securities denominated in, and receiving revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks or by currency controls or political developments. In light of these risks, the Strategy may engage in certain currency hedging transactions, as described above, which involve certain special risks.

The Strategy may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Strategy's NAV to fluctuate.

FUTURE DEVELOPMENTS
A Strategy may take advantage of other investment practices that are not currently contemplated for use by the Strategy, or are not available but may yet be developed, to the extent such investment practices are consistent with the Strategy's investment objective and legally permissible for the Strategy. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVE AND POLICIES
The Strategies are each a series of ALLIANCEBERNSTEIN CAP FUND, INC., with one Board. The Board may change a Strategy's investment objective without shareholder approval. A Strategy will provide shareholders with 60 days' prior written notice of any change to the Strategy's investment objective. Unless otherwise noted, all other investment policies of the Strategies may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, a Strategy may hold all or a substantial portion of its assets in investments such as money market securities or other short-term securities or other cash equivalents. While a Strategy is investing for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO HOLDINGS
A description of each Strategy's policies and procedures with respect to the disclosure of the Strategy's portfolio securities is available in the Strategies' SAI.

INVESTING IN THE STRATEGIES
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Strategies that are offered in this Prospectus. The Strategies offer six classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES
The purchase of the Strategies' shares is priced at the next determined NAV after your order is received in proper form.

CLASS A AND CLASS C SHARES-SHARES AVAILABLE TO RETAIL INVESTORS
You may purchase a Strategy's Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Strategies' principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.

PURCHASE MINIMUMS AND MAXIMUMS

MINIMUMS:*

--Initial:                     $ 2,500
--Subsequent:                  $    50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class C shares               $1,000,000

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to a Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Strategy shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (minimums listed in the table above apply);

.. SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

The Strategies' SAI has more detailed information about who may purchase and hold Advisor Class shares.

CLASS A, CLASS R, CLASS K AND CLASS I SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS
Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy ("group retirement plans"), as follows:

.. Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Strategy.

.. Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

..  Class K shares are designed for group retirement plans with at least
   $1,000,000 in plan assets.

..  Class I shares are designed for group retirement plans with at least
   $10,000,000 in plan assets and certain related group retirement plans described in the Strategies' SAI. Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in a Strategy.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

REQUIRED INFORMATION
A Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number. A Strategy may also ask to see other identifying documents. If you do not provide the information, a Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potentially criminal activity, the Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Strategy is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Strategy with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Strategy shares, including minimum requirements greater than those described above and maximum investment requirements. A Strategy is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Strategy's fee table included in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of the Strategies' shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12B-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.30%
Class C                   1.00%
Advisor Class             None
Class R                   0.50%
Class K                   0.25%
Class I                   None

Because these fees are paid out of a Strategy's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES. The Strategies may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

- persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through an omnibus account with the broker-dealers or other financial intermediaries;

- plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs; or

- certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell a Strategy's shares, and employees of the Adviser.

Please see the Strategies' SAI for more information about purchases of Class A shares without sales charges.

CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Strategy. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Strategy shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

CLASS R, CLASS K, AND CLASS I SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES

THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A STRATEGY OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund Investorss--U.S." then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Strategy with the higher of cost or NAV of existing investments in the Strategy, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Strategy into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain College-Boundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Strategy.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Strategies offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of a Strategy or any AllianceBernstein Mutual Fund within 13 months. A Strategy will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, a Strategy will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Strategy that the shareholder qualifies for a reduction. Without notification, a Strategy is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Strategy to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of a Strategy or other AllianceBernstein Mutual Funds held in:

.. all of the shareholder's accounts at the Strategies or a financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Strategies will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy under the Strategy's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by a Strategy, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Strategy through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Strategies offer a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Strategy account would be free of a CDSC. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

.. whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY DISCOUNT, you might consider purchasing Class A shares); and

.. whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Strategies' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Strategy. A Strategy is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF STRATEGY SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class C shares in an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2012, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $19.0 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual Strategy Operating Expenses" above in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE STRATEGIES, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  LPL Financial
  Merrill Lynch
  Morgan Stanley Wealth Management
  Multi-Financial Services Corporation
  Northwestern Mutual Investment Services
  PrimeVest Financial Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors

Although the Strategies may use brokers and dealers that sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares or, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary, or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Strategies may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary, or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN
Your financial intermediary or plan recordkeeper must receive your sales request by 4:00 p.m., Eastern time, and submit it to a Strategy by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO A STRATEGY
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Strategies nor the Adviser, ABIS, ABI or other Strategy agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Strategy account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs and realization of taxable capital gains.

GLOBAL MARKET NEUTRAL STRATEGY may invest significantly in securities of foreign issuers and may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of securities of foreign issuers established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategy has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Strategy calculates its NAV. While there is no assurance, the Strategy expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy irrespective of its investments in securities of foreign issuers. A Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Strategies may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies seek to prevent patterns of excessive purchases and sales of Strategy shares to the extent they are detected by the procedures described below, subject to the Strategies' ability to monitor purchase, sale and exchange activity. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Strategies, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Strategy shares, the Strategies may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Strategies will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Strategies apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Strategies have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE STRATEGIES VALUE THEIR SHARES
Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

The Strategies value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Strategies expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Strategies may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategies believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing each Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above. More information about the valuation of the Strategies' assets is available in the Strategies' SAI.

MANAGEMENT OF THE STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Strategies' Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2012 totaling approximately $419 billion (of which over $85 billion represented assets of investment companies). As of September 30, 2012, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 32 registered investment companies managed by the Adviser, comprising approximately 117 separate investment portfolios, have approximately 2.7 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Strategies. For these advisory services, each of the Strategies paid the Adviser, during its most recent fiscal year ending July 31, 2012, a percentage of net assets as follows:

                                          FEE AS A PERCENTAGE OF
FUND                                       AVERAGE NET ASSETS*
----------------------------------------------------------------
AllianceBernstein Market Neutral--U.S.             1.25%
AllianceBernstein Market Neutral--Global           1.25%

*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Strategies" in the Summary Information at the beginning of this Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Strategy's investment advisory agreement is available in the Strategies' semi-annual report to shareholders for the fiscal period ended January 31, 2012.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategies. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Strategy. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Strategy. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the clients of the Adviser (including a Strategy) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the Strategies' portfolios are made by the Adviser's Market Neutral Investment Team. The Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Strategy's investments.

The following table lists the senior members of the Team with the responsibility for day-to-day management of the Strategies' portfolios, the year that each person assumed joint and primary responsibility for the Strategies, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                 THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Yun Chen; since 2010; Vice President of   Vice President of the Adviser, with
the Adviser                               which he has been associated in a
                                          substantially similar capacity to his
                                          current position since 2008, and Senior
                                          Quantitative Analyst. Prior thereto, he
                                          worked in various areas of quantitative
                                          investments at Goldman Sachs Asset
                                          Management with which he had been
                                          associated since prior to 2007.

Vadim Zlotnikov; since 2010; Senior Vice  Senior Vice President of the Adviser, and
President of the Adviser                  Chief Market Strategist since 2010. Chief
                                          Investment Officer of Growth Equities and
                                          Head of Growth Portfolio Analytics since
                                          January 2008. Prior thereto, he was the
                                          Chief Investment Strategist for Sanford C.
                                          Bernstein's institutional research unit
                                          since prior to 2007.

Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Strategies may be found in the Strategies' SAI.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Strategies. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

Many Strategy shares are owned by financial intermediaries for the benefit of their customers. Retirement plans also may hold Strategy shares in the name of the plan, rather than the participant. In those cases, the Strategy often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Strategies, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Strategy, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategy". In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Strategy's income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Strategy, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Strategy owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2012, distributions of dividends to a Strategy's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Strategy as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Strategy. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by a Strategy are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Strategy will notify you as to how much of the Strategy's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Strategy from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Strategy is liable for foreign income taxes withheld at the source, the Strategy intends, if possible, to operate so as to meet the requirements of the United States Internal Revenue Code of 1986, as amended ("Code") to "pass through" to the Strategy's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Strategy will be able to do so, and a Strategy that invests primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Strategy may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Strategy realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Strategy. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Strategy will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Strategies' SAI for information on how you will be taxed as a result of holding shares in the Strategies.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Strategies may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategies reserve the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Strategy's financial performance for the past year and the fiscal period since the Strategy's inception. Certain information reflects financial results for a single share of a class of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Strategy (assuming reinvestment of all dividends and distributions). This information for all fiscal periods has been audited by Ernst & Young LLP, the independent registered public accounting firm for each Strategy. The reports of the independent accounting firm, along with each Strategy's financial statements, are included in each Strategy's annual report, which is available upon request.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY--U.S.
--------------------------------------------------------------------------------

                                                    CLASS A
                                                        AUGUST 3,
                                         YEAR ENDED     2010(a) TO
                                          JULY 31,       JULY 31,
                                            2012           2011
----------------------------------------------------------------------
Net asset value, beginning of period       $10.07       $10.00
                                           ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                    (.15)        (.10)
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions                                 .36          .17
                                           ------       ------
Net increase (decrease) in net asset
 value from operations                        .21          .07
                                           ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (.00)(d)      -0-
Distributions from net realized gain on
 investment transactions                     (.01)         -0-
                                           ------       ------
Total dividends and distributions            (.01)         -0-
                                           ------       ------
Net asset value, end of period             $10.27       $10.07
                                           ======       ======
TOTAL RETURN
Total investment return based on net
 asset value(e)                              2.07%         .70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
 omitted)                                  $2,715       $   51
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements     3.24%        2.87%(f)(g)
 Expenses, net of
   waivers/reimbursements, excluding
   expenses on securities sold short         1.55%        1.55%(f)(g)
 Expenses, before waivers/reimbursements     9.05%       59.34%(f)(g)
 Expenses, before
   waivers/reimbursements, excluding
   expenses on securities sold short         7.36%       58.02%(f)(g)
 Net investment loss(c)                     (1.35)%      (1.12)%(f)(g)
Portfolio turnover rate (excluding
 securities sold short)                       192%         172%
Portfolio turnover rate (including
 securities sold short)                       212%         216%
----------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   CLASS C
                                                      AUGUST 3,
                                         YEAR ENDED   2010(a) TO
                                          JULY 31,     JULY 31,
                                            2012         2011
--------------------------------------------------------------------
Net asset value, beginning of period       $10.01     $10.00
                                           ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                    (.20)      (.16)
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions                                 .34        .17
                                           ------     ------
Net increase (decrease) in net asset
 value from operations                        .14        .01
                                           ------     ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on
 investment transactions                     (.01)       -0-
                                           ------     ------
Net asset value, end of period             $10.14     $10.01
                                           ======     ======
TOTAL RETURN
Total investment return based on net
 asset value(e)                              1.37%       .10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
 omitted)                                  $  617     $   22
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements     3.87%      3.62%(f)(g)
 Expenses, net of
   waivers/reimbursements, excluding
   expenses on securities sold short         2.25%      2.25%(f)(g)
 Expenses, before waivers/reimbursements    13.19%     57.90%(f)(g)
 Expenses, before
   waivers/reimbursements, excluding
   expenses on securities sold short        11.57%     56.53%(f)(g)
 Net investment loss(c)                     (2.06)%    (1.71)%(f)(g)
Portfolio turnover rate (excluding
 securities sold short)                       192%       172%
Portfolio turnover rate (including
 securities sold short)                       212%       216%
--------------------------------------------------------------------

See footnote summary on page 41.

--------------------------------------------------------------------------------

                                                ADVISOR CLASS
                                                      AUGUST 3,
                                         YEAR ENDED   2010(a) TO
                                          JULY 31,     JULY 31,
                                            2012         2011
--------------------------------------------------------------------
Net asset value, beginning of period       $10.10     $10.00
                                           ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                    (.12)      (.07)
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions                                 .37        .17
                                           ------     ------
Net increase (decrease) in net asset
 value from operations                        .25        .10
                                           ------     ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on
 investment transactions                     (.01)       -0-
                                           ------     ------
Net asset value, end of period             $10.34     $10.10
                                           ======     ======
TOTAL RETURN
Total investment return based on net
 asset value(e)                              2.45%      1.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
 omitted)                                  $  757     $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements     2.95%      2.60%(f)(g)
 Expenses, net of
   waivers/reimbursements, excluding
   expenses on securities sold short         1.25%      1.25%(f)(g)
 Expenses, before waivers/reimbursements     9.44%     56.90%(f)(g)
 Expenses, before
   waivers/reimbursements, excluding
   expenses on securities sold short         7.74%     55.54%(f)(g)
 Net investment loss(c)                     (1.11)%     (.74)%(f)(g)
Portfolio turnover rate (excluding
 securities sold short)                       192%       172%
Portfolio turnover rate (including
 securities sold short)                       212%       216%
--------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   CLASS R
                                                      AUGUST 3,
                                         YEAR ENDED   2010(a) TO
                                          JULY 31,     JULY 31,
                                            2012         2011
--------------------------------------------------------------------
Net asset value, beginning of period       $10.05     $10.00
                                           ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                    (.16)      (.12)
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions                                 .36        .17
                                           ------     ------
Net increase (decrease) in net asset
 value from operations                        .20        .05
                                           ------     ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on
 investment transactions                     (.01)       -0-
                                           ------     ------
Net asset value, end of period             $10.24     $10.05
                                           ======     ======
TOTAL RETURN
Total investment return based on net
 asset value(e)                              1.96%       .50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
 omitted)                                  $   10     $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements     3.42%      3.10%(f)(g)
 Expenses, net of
   waivers/reimbursements, excluding
   expenses on securities sold short         1.75%      1.75%(f)(g)
 Expenses, before waivers/reimbursements    11.08%     29.74%(f)(g)
 Expenses, before
   waivers/reimbursements, excluding
   expenses on securities sold short         9.40%     28.39%(f)(g)
 Net investment loss(c)                     (1.57)%    (1.24)%(f)(g)
Portfolio turnover rate (excluding
 securities sold short)                       192%       172%
Portfolio turnover rate (including
 securities sold short)                       212%       216%
--------------------------------------------------------------------

See footnote summary on page 41.

--------------------------------------------------------------------------------

                                                                                 CLASS K
                                                                                    AUGUST 3,
                                                                       YEAR ENDED   2010(a) TO
                                                                        JULY 31,     JULY 31,
                                                                          2012         2011
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $10.08     $10.00
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.13)      (.10)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .36        .18
                                                                         ------     ------
Net increase (decrease) in net asset value from operations                  .23        .08
                                                                         ------     ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.01)       -0-
                                                                         ------     ------
Net asset value, end of period                                           $10.30     $10.08
                                                                         ======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                        2.25%       .80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $   85     $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   3.25%      2.85%(f)(g)
 Expenses, net of waivers/reimbursements, excluding expenses on
   securities sold short                                                   1.50%      1.50%(f)(g)
 Expenses, before waivers/reimbursements                                  10.96%     29.47%(f)(g)
 Expenses, before waivers/reimbursements, excluding expenses on
   securities sold short                                                   9.29%     28.11%(f)(g)
 Net investment loss(c)                                                   (1.29)%     (.99)%(f)(g)
Portfolio turnover rate (excluding securities sold short)                   192%       172%
Portfolio turnover rate (including securities sold short)                   212%       216%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                                                      AUGUST 3,
                                                                       YEAR ENDED     2010(a) TO
                                                                        JULY 31,       JULY 31,
                                                                          2012           2011
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $10.10       $10.00
                                                                         ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.11)        (.07)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .36          .17
                                                                         ------       ------
Net increase (decrease) in net asset value from operations                  .25          .10
                                                                         ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.00)(d)      -0-
Distributions from net realized gain on investment transactions            (.01)         -0-
                                                                         ------       ------
Total dividends and distributions                                          (.01)         -0-
                                                                         ------       ------
Net asset value, end of period                                           $10.34       $10.10
                                                                         ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)                        2.51%        1.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $2,017       $1,971

Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   2.93%        2.60%(f)(g)
 Expenses, net of waivers/reimbursements, excluding expenses on
   securities sold short                                                   1.25%        1.25%(f)(g)
 Expenses, before waivers/reimbursements                                  10.53%       29.19%(f)(g)
 Expenses, before waivers/reimbursements, excluding expenses on
   securities sold short                                                   8.85%       27.84%(f)(g)
 Net investment loss(c)                                                   (1.07)%       (.74)%(f)(g)
Portfolio turnover rate (excluding securities sold short)                   192%         172%
Portfolio turnover rate (including securities sold short)                   212%         216%
----------------------------------------------------------------------------------------------------

See footnote summary on page 41.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY--GLOBAL
--------------------------------------------------------------------------------

                                                                                 CLASS A
                                                                                     AUGUST 3,
                                                                       YEAR ENDED    2010(a) TO
                                                                        JULY 31,      JULY 31,
                                                                          2012          2011
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $10.47      $10.00
                                                                         ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.23)       (.16)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .11         .63
Contributions from Adviser                                                  .00(d)      -0-
                                                                         ------      ------
Net increase (decrease) in net asset value from operations                 (.12)        .47
                                                                         ------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.05)        -0-
                                                                         ------      ------
Net asset value, end of period                                           $10.30      $10.47
                                                                         ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)                       (1.14)%      4.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $1,353      $  156
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   5.09%       4.52%(f)(g)
 Expenses, net of waivers/reimbursements, excluding expenses on
   securities sold short                                                   1.60%       1.60%(f)(g)
 Expenses, before waivers/reimbursements                                   8.19%      42.88%(f)(g)
 Expenses, before waivers/reimbursements, excluding expenses on
   securities sold short                                                   4.70%      39.96%(f)(g)
 Net investment loss(c)                                                   (2.23)%     (1.76)%(f)(g)
Portfolio turnover rate (excluding securities sold short)                   201%        189%
Portfolio turnover rate (including securities sold short)                   270%        240%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 CLASS C
                                                                                     AUGUST 3,
                                                                       YEAR ENDED    2010(a) TO
                                                                        JULY 31,      JULY 31,
                                                                          2012          2011
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $10.39      $10.00
                                                                         ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.31)       (.34)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .12         .73
Contributions from Adviser                                                  .00(d)      -0-
                                                                         ------      ------
Net increase (decrease) in net asset value from operations                 (.19)        .39
                                                                         ------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.05)        -0-
                                                                         ------      ------
Net asset value, end of period                                           $10.15      $10.39
                                                                         ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)                       (1.82)%      3.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $  376      $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   5.72%       5.45%(f)(g)
 Expenses, net of waivers/reimbursements, excluding expenses on
   securities sold short                                                   2.30%       2.30%(f)(g)
 Expenses, before waivers/reimbursements                                   8.72%      43.85%(f)(g)
 Expenses, before waivers/reimbursements, excluding expenses on
   securities sold short                                                   5.30%      40.70%(f)(g)
 Net investment loss(c)                                                   (3.03)%     (3.49)%(f)(g)
Portfolio turnover rate (excluding securities sold short)                   201%        189%
Portfolio turnover rate (including securities sold short)                   270%        240%
---------------------------------------------------------------------------------------------------

See footnote summary on page 41.

--------------------------------------------------------------------------------

                                                                              ADVISOR CLASS
                                                                                     AUGUST 3,
                                                                       YEAR ENDED    2010(a) TO
                                                                        JULY 31,      JULY 31,
                                                                          2012          2011
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $10.50      $10.00
                                                                         ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.21)       (.13)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .12         .63
Contributions from Adviser                                                  .00(d)      -0-
                                                                         ------      ------
Net increase (decrease) in net asset value from operations                 (.09)        .50
                                                                         ------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.05)        -0-
                                                                         ------      ------
Net asset value, end of period                                           $10.36      $10.50
                                                                         ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)                        (.85)%      5.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $1,906      $   99
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   4.85%       4.18%(f)(g)
 Expenses, net of waivers/reimbursements, excluding expenses on
   securities sold short                                                   1.30%       1.30%(f)(g)
 Expenses, before waivers/reimbursements                                   7.75%      41.00%(f)(g)
 Expenses, before waivers/reimbursements, excluding expenses on
   securities sold short                                                   4.21%      38.12%(f)(g)
 Net investment loss(c)                                                   (2.04)%     (1.40)%(f)(g)
Portfolio turnover rate (excluding securities sold short)                   201%        189%
Portfolio turnover rate (including securities sold short)                   270%        240%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 CLASS R
                                                                                     AUGUST 3,
                                                                       YEAR ENDED    2010(a) TO
                                                                        JULY 31,      JULY 31,
                                                                          2012          2011
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $10.45      $10.00
                                                                         ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.26)       (.20)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .12         .65
Contributions from Adviser                                                  .00(d)      -0-
                                                                         ------      ------
Net increase (decrease) in net asset value from operations                 (.14)        .45
                                                                         ------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.05)        -0-
                                                                         ------      ------
Net asset value, end of period                                           $10.26      $10.45
                                                                         ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)                       (1.33)%      4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $   10      $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   5.14%       4.63%(f)(g)
 Expenses, net of waivers/reimbursements, excluding expenses on
   securities sold short                                                   1.80%       1.80%(f)(g)
 Expenses, before waivers/reimbursements                                   8.97%      31.18%(f)(g)
 Expenses, before waivers/reimbursements, excluding expenses on
   securities sold short                                                   5.64%      28.36%(f)(g)
 Net investment loss(c)                                                   (2.52)%     (2.02)%(f)(g)
Portfolio turnover rate (excluding securities sold short)                   201%        189%
Portfolio turnover rate (including securities sold short)                   270%        240%
---------------------------------------------------------------------------------------------------

See footnote summary on page 41.

--------------------------------------------------------------------------------

                                                                                 CLASS K
                                                                                     AUGUST 3,
                                                                       YEAR ENDED    2010(a) TO
                                                                        JULY 31,      JULY 31,
                                                                          2012          2011
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $10.48      $10.00
                                                                         ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.24)       (.18)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .12         .66
Contributions from Adviser                                                  .00(d)      -0-
                                                                         ------      ------
Net increase (decrease) in net asset value from operations                 (.12)        .48
                                                                         ------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.05)        -0-
                                                                         ------      ------
Net asset value, end of period                                           $10.31      $10.48
                                                                         ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)                       (1.13)%      4.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $   10      $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   4.89%       4.38%(f)(g)
 Expenses, net of waivers/reimbursements, excluding expenses on
   securities sold short                                                   1.55%       1.55%(f)(g)
 Expenses, before waivers/reimbursements                                   8.71%      30.92%(f)(g)
 Expenses, before waivers/reimbursements, excluding expenses on
   securities sold short                                                   5.37%      28.09%(f)(g)
 Net investment loss(c)                                                   (2.27)%     (1.77)%(f)(g)
Portfolio turnover rate (excluding securities sold short)                   201%        189%
Portfolio turnover rate (including securities sold short)                   270%        240%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                                                     AUGUST 3,
                                                                       YEAR ENDED    2010(a) TO
                                                                        JULY 31,      JULY 31,
                                                                          2012          2011
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.50      $10.00
                                                                        -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.22)       (.15)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .14         .65
Contributions from Adviser                                                  .00(d)      -0-
                                                                        -------      ------
Net increase (decrease) in net asset value from operations                 (.08)        .50
                                                                        -------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.05)        -0-
                                                                        -------      ------
Net asset value, end of period                                          $ 10.37      $10.50
                                                                        =======      ======
TOTAL RETURN
Total investment return based on net asset value(e)                        (.75)%      5.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $24,618      $2,048
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   4.71%       4.13%(f)(g)
 Expenses, net of waivers/reimbursements, excluding expenses on
   securities sold short                                                   1.30%       1.30%(f)(g)
 Expenses, before waivers/reimbursements                                   6.71%      30.66%(f)(g)
 Expenses, before waivers/reimbursements, excluding expenses on
   securities sold short                                                   3.30%      27.83%(f)(g)
 Net investment loss(c)                                                   (2.08)%     (1.52)%(f)(g)
Portfolio turnover rate (excluding securities sold short)                   201%        189%
Portfolio turnover rate (including securities sold short)                   270%        240%
---------------------------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)Annualized.

(g)The ratio includes expenses attributable to costs of proxy solicitation.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Strategies to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategy" in the Summary Information at the beginning of this Prospectus, about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of each Strategy assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Strategy is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of each Strategy, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY--U.S.
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  750.74    $9,728.01
   2              9,728.01      486.40    10,214.41     924.40     9,290.01
   3              9,290.01      464.50     9,754.51     882.78     8,871.73
   4              8,871.73      443.59     9,315.32     843.04     8,472.28
   5              8,472.28      423.61     8,895.89     805.08     8,090.81
   6              8,090.81      404.54     8,495.35     768.83     7,726.52
   7              7,726.52      386.33     8,112.85     734.21     7,378.64
   8              7,378.64      368.93     7,747.57     701.16     7,046.41
   9              7,046.41      352.32     7,398.73     669.59     6,729.14
   10             6,729.14      336.46     7,065.60     639.44     6,426.16
   --------------------------------------------------------------------------
   Cumulative                $4,145.43               $7,719.27

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY--GLOBAL
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  936.74    $9,542.01
   2              9,542.01      477.10    10,019.11     820.57     9,198.54
   3              9,198.54      459.93     9,658.47     791.03     8,867.44
   4              8,867.44      443.37     9,310.81     762.56     8,548.25
   5              8,548.25      427.41     8,975.66     735.11     8,240.55
   6              8,240.55      412.03     8,652.58     708.65     7,943.93
   7              7,943.93      397.20     8,341.13     683.14     7,657.99
   8              7,657.99      382.90     8,040.89     658.55     7,382.34
   9              7,382.34      369.12     7,751.46     634.84     7,116.62
   10             7,116.62      355.83     7,472.45     611.99     6,860.46
   --------------------------------------------------------------------------
   Cumulative                $4,203.64               $7,343.18

* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Strategy's operating expenses as reflected under "Fees and Expenses of the Strategy" before waiver in the Summary Information at the beginning of this Prospectus.

For more information about the Strategies, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Strategies' annual and semi-annual reports to shareholders contain additional information on the Strategies' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the independent registered public accounting firm's report and financial statements in each Strategy's annual report to shareholders are incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

.. Reports and other information about the Strategies are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Strategies on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-01716
                                                                  PRO-0127-1112

                                    [GRAPHIC]